UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 18, 2022

EQUITY RESIDENTIAL
(Exact name of registrant as specified in its charter)

Maryland	1-12252	13-3675988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ERP OPERATING LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Illinois	0-24920	36-3894853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two North Riverside Plaza Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 474-1300
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, $0.01 Par Value (Equity Residential)	EQR	New York Stock Exchange
7.57% Notes due August 15, 2026 (ERP Operating Limited Partnership)	N/A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 18, 2022, Equity Residential (the “Company”) and its operating partnership, ERP Operating Limited Partnership (the “Operating Partnership”), entered into (i) a Distribution Agreement (the “Distribution Agreement”) with JPMorgan Chase Bank, National Association, New York Branch, Barclays Bank PLC, Bank of America, N.A., Bank of Montreal,
The Bank of New York Mellon, Deutsche Bank AG, London Branch, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Royal Bank of Canada, and The Bank of Nova Scotia
(such entities, when acting in their capacities as forward purchasers, the “Forward Purchasers”) and J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., BMO Capital Markets Corp., BNY Mellon Capital Markets, LLC, Deutsche Bank Securities Inc., Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, and Scotia Capital (USA) Inc. (such entities, when acting in their capacities as sales agents and/or principals for the Company, the “Agents,” and when acting in their capacities as agents for the Forward Purchasers, the “Forward Sellers”), with respect to the sale of up to 13,000,000 common shares of beneficial interest, par value $0.01 per share, of the Company (the “Shares”) from time to time in “at the market” offerings or certain other transactions (the “ATM Program”) and (ii) the separate Master Confirmations for Issuer Share Forward Sale Transactions (each, a “Master Forward Sale Confirmation”) with each of the Forward Purchasers. The 13,000,000 Shares consist of 11,259,450 Shares that remain unsold under the Company’s prospectus supplement, dated June 6, 2019, to the base prospectus, dated June 5, 2019, included in the Company’s registration statement on Form
S-3
(File
No. 333-231967),
which expired upon the filing of the automatic shelf registration statement discussed below, and 1,740,550 additional Shares.
The Distribution Agreement provides that, in addition to the sale of the Shares by the Company through the Agents, the Company may enter into forward sale agreements pursuant to each Master Forward Sale Confirmation and a related supplemental confirmation with the Forward Purchaser or its affiliate. In connection with each particular forward sale agreement, the relevant Forward Purchaser will borrow from third parties and, through the relevant Forward Seller, sell a number of Shares equal to the number of common shares underlying the particular forward sale agreement.
The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller. The Company expects to fully physically settle each particular forward sale agreement with the relevant Forward Purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company expects to receive aggregate net cash proceeds at settlement equal to the number of common shares underlying the particular forward sale agreement multiplied by the relevant forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of common shares, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver common shares (in the case of net share settlement).
The Distribution Agreement provides that each Agent will receive from the Company a commission that will not exceed, but may be lower than, 2.0% of the gross sales price of all Shares sold through it as Agent under the Distribution Agreement. In connection with each forward sale agreement, the Company will pay the relevant Forward Seller, in the form of a reduced initial forward sale price under such forward sale agreement with the related Forward Purchaser, commissions at a mutually agreed rate that will not exceed, but may be lower than, 2.0% of the gross sales price of all borrowed Shares sold by it as a Forward Seller.
The Shares will be issued pursuant to the prospectus supplement filed on May 18, 2022 and the Company’s automatic shelf registration statement on Form

S-3

(File No. 333-265017) filed on May 17, 2022 with the Securities and Exchange Commission. This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.
The Distribution Agreement and the form of Master Forward Sale Confirmation are filed as Exhibits 1.1 and 1.2, respectively, to this Current Report. The descriptions of the Distribution Agreement and the form of Master Forward Sale Confirmation do not purport to be complete and are qualified in their entirety by reference to the Distribution Agreement and the form of Master Forward Sale Confirmation filed herewith as exhibits to this Current Report.
Item 7.01 Regulation FD Disclosure.
Automatic Shelf Registration & Share Repurchase P
rogram
The automatic shelf registration statement referred to above was filed to replace the Company’s automatic shelf registration that was scheduled to expire on June 5, 2022. The Company also maintains a share repurchase program with authorization for the repurchase of up to 13,000,000 Shares.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

1.1	Distribution Agreement, dated May 18, 2022

1.2	Form of Master Forward Sale Confirmation

5.1	Opinion of DLA Piper LLP (US)

23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY RESIDENTIAL

Date: May 18, 2022	By:	/s/ Scott J. Fenster
	Name:	Scott J. Fenster
	Its:	Executive Vice President, General Counsel and Corporate Secretary

ERP OPERATING LIMITED PARTNERSHIP

	By:	Equity Residential, its general partner

Date: May 18, 2022		By:	/s/ Scott J. Fenster
		Name:	Scott J. Fenster
		Its:	Executive Vice President, General Counsel and Corporate Secretary